EXHIBIT 99.1

PROXY

GSE SYSTEMS, INC.
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
To be held on December 13, 2007

The undersigned hereby constitutes and appoints Jeffery G. Hough and/or John V. Moran, as attorneys and proxies with full power of substitution, to attend and vote all of the shares which the undersigned is entitled to vote at the special meeting of stockholders of GSE Systems, Inc. (the “Company”) to be held at the Company’s headquarters at 7133 Rutherford Rd., Suite 200, Baltimore, MD  21244 at 11:00 a.m. local time, on December 13, 2007 and at any and all adjournments or postponements of the meeting, with the same force and effect as if the undersigned were personally present and the undersigned hereby instructs said attorneys and proxies to vote as follows with respect to the matters described in the accompanying proxy statement:

(Continued, and to be marked, dated ans signed, on the other side)

PROXY

1.	To approve the Company’s second amended and restated bylaws.

☐FOR                                                                           ☐AGAINST                                                                                     ☐ABSTAIN

2.	To approve the Company’s fourth amended and restated certificate of incorporation.

☐FOR                                                                           ☐AGAINST                                                                                     ☐ABSTAIN

3.	To approve the Company’s 1995 Long-Term Incentive Plan (as amended and restated, effective September 25, 2007)

☐FOR                                                                           ☐AGAINST                                                                                     ☐ABSTAIN

   4.  To transact such other business as may properly come before the special meeting or at any adjournments or postponements thereof.

This proxy when properly executed will be voted as directed. If no direction is indicated, this proxy will be voted For proposals 1, 2 and 3.

☐	Please indicate by check mark if you plan to attend the annual meeting of stockholders.

DATED:                                                                , 2007

Signature	Signature	Date	, 2007

NOTE:  Please sign exactly as your name or names appear on this card.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give full titles as such.  (Please sign, date and return this proxy in the enclosed envelope.)